Listing Report:Supplement No. 70 dated Mar 20, 2012 to Prospectus dated Feb 14, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Feb 14, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Feb 14, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 550199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$381.54

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1991	Debt/Income ratio:	20%
Credit score:	820-839 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,230	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	money1995	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 100% )	820-839 (Latest)
Principal borrowed:	$28,800.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009) 740-759 (Oct-2007) 740-759 (May-2007) 760-779 (Feb-2007)
Principal balance:	$0.19	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Home Improvement and Landscaping
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1997	Debt/Income ratio:	26%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,397	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	openness-course4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2011)
Principal balance:	$3,354.62	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
My loan for debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 560113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,250.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,250	Estimated loss*:	1.00%
Term:	60 months

Lender yield:	8.61%	Borrower rate/APR:	9.61% / 9.83%	Monthly payment:	$131.60

Lender servicing fee:	1.00%	Effective Yield*:	8.60%
		Estimated return*:	7.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1990	Debt/Income ratio:	5%
Credit score:	780-799 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,728	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	joyous-truth1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to paint and landscape (clean-up) my house preparing it for sale. The housing market in my area has appreciated ~11% in the years we've lived in the house. I will be pricing the house below this in order to sell.

My financial situation:
I am a good candidate for this loan because I have a good job that is becoming increasingly busier (security). This loan will be satisfied after the sale of the house. I would be pursuing a secure loan, but my taxes return is not yet complete and those funds are not yet available to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 565859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$459.67

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$909	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	worlds-best-credit9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
Purchase equipment for business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 566789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$91.93

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	14%
Credit score:	780-799 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$206	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	balance-gadget	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Payoff
Purpose of loan:
This loan will be used to pay off back taxes accumulated
during recent hard times (2008-2012).

My financial situation:
I am a good candidate for this loan because my child support is completely paid off, I have an excellent credit rating,
and I have returned to work full time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 567691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2000	Debt/Income ratio:	15%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,037	Stated income:	$100,000+
Delinquencies in last 7y:	34	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	joyous-finance8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...fix a few things around the house.

My financial situation:
I am a good candidate for this loan because...I will be able to pay it back in little time

Monthly net income: $6500
Monthly expenses: $3470
Housing: $1000
Insurance: $150
Car expenses: $1200
Utilities: $90
Phone, cable, internet: $130
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 568549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$306.44

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1988	Debt/Income ratio:	9%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,561	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	thoughtful-credit282	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Xavier High School
This loan will be used primarily to help pay for my sons next 3 years of High School. I need to come up with 3,000 per year for the next 3 years. Also - I would use this loan to pay off some credit card debt.

My financial situation:
I am a good candidate for this loan. I have excellent credit, I never miss a payment, and my job security is strong.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 568699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	28%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,956	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	bold-sweet-p2ploan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
The purpose of my loan is to consolidate my debt. I am a good candidate for a loan as i pay my debts on time, have a staedy reliable income. I have no rent or mortage to pay as I live with family. My car is paid for as well. I have accured my debt due a fatal illness with my son and the need to be with him till he passed away.

It would be a great relief to have a single payment a month to pay instead of several .

I am responsible for my daughter and my cellphone bill of 165 a month. Food for us which is approximately 300 a month. I also contribute 100 dollars a month to my family,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$205.11

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1991	Debt/Income ratio:	5%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$115	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	compassion-trail7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement, Medical
Purpose of loan:
This loan will be used to have cosmetic reconstruction and repairs and updating on my home.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2800.00
Monthly expenses: Housing: $885.00
Insurance: $115.00
Car expenses: $0.00
Utilities: $250.00
Phone, cable, internet: $190.00
Food, entertainment: $250.00
Clothing, household expenses: $0.00
Credit cards and other loans: $25
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1986	Debt/Income ratio:	12%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	2y 6m
Amount delinquent:	$5,595	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,234	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	kindness-genome3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Proveditor Term Loan
Purpose of loan: Inventory / Working Capital
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$481.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1995	Debt/Income ratio:	13%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,078	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	loyalty-amusement2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
Purpose of loan:
This loan will be used to to pay down my remaining high interest credit card debt, and consolidate my remaining personal and educational loans, while simultaneously reducing my credit to debt ration. At present my monthly allocation to credit cards and other personal debt totals approximately $1382. With this personal loan I will be in a position to reduce that allocation to under $1000 (including the estimated monthly installment).

My financial situation:
I am a good candidate for this loan because I have a very strong history of on-time bill payment, good and steadily improving credit, and a strong employment and salary profile.

Monthly net income: $4772
Monthly expenses: 3551
Housing: $1250
Insurance: $0
Car expenses: $0
Utilities: $175
Phone, cable, internet: $75
Food, entertainment: $350
Clothing, household expenses: $150
Credit cards and other loans: $ 1382
Other expenses: $169
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$197.53

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	6%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Scientist
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$933	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	persistent-payout3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd car my college-bound son
Purpose of loan: 2nd car
This loan will be used to... Buy a private party vehicle with personal funds for clear title.

My financial situation: I am a single mother widow of 3 teenagers. I have a career w State of Californa Water Resources.
I am a good candidate for this loan because...
My income substantially exceeds my debt. I can easily afford the payments.

Monthly net income: $7300
Monthly expenses: $3650 total below
Housing: $1600
Insurance: $200
Car expenses: $225
Utilities: $175
Phone, cable, internet: $450
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $100
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1989	Debt/Income ratio:	25%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,883	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	bid-zone7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2011)
Principal balance:	$3,214.26	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to... payoff and down credit cards/loans and to have one monthly payment. This will reduce my debt to income ratio.

My financial situation: Stable and secure.
I am a good candidate for this loan because... I have been employed with the Government for over 15 years and my husband as well. I believe in making payments as my previous Prosper loan will show, I have been paying on time every month. My credit report will show payments made on all debt because I believe in keeping my credit in good standard. This loan will give me the opportunity to refinance my home and get ahead of my debt.

Monthly net income: $7200.00
Monthly expenses: $150
Housing: $1033.00
Insurance: $175.00
Car expenses: $772
Utilities: $250.00
Phone, cable, internet: $115.00
Food, entertainment: $150.00
Clothing, household expenses: $150
Credit cards and other loans: $1700
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$86.04

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2001	Debt/Income ratio:	4%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$759	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	BancoCentral	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Broke Down
Purpose of loan:
This loan will be used to replace the engine in my car.

My financial situation:
I am a good candidate for this loan because
-the monthly payment on this loan is reasonable in comparison to my income
-I have no other long term debt except for my school loan
-my credit cards are only used for basic expenses and are paid off at the end of each month

Monthly net income: $3100
Monthly expenses: $2494
Housing: $950
Insurance: $64
Car expenses: $100
Utilities: $50
Phone, cable, internet: $80
Food, entertainment: $600
Clothing, household expenses: $50
Credit cards and other loans: $200
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2003	Debt/Income ratio:	12%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 1	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,866	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	respectful-platinum5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Ring Finance
Purpose of loan: To finance an engagement ring
This loan will be used to...Pay jewelry store for an engagement ring and the wedding band that is to follow.

My financial situation: Is strong. Very minimal debt and monthly obligations.
I am a good candidate for this loan because I am ready to take a loan on my own to establish a great credit score.

Monthly net income: $3000
Monthly expenses are very minimal as my girlfriend owns her condo. My monthly expenses include car insurance and a cell phone payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1990	Debt/Income ratio:	44%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,548	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	bill-topper3	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$190.77

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1999	Debt/Income ratio:	22%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 5	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$664	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	micaha1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	63 ( 100% )	680-699 (Latest)
Principal borrowed:	$14,500.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2011) 640-659 (Jan-2010) 620-639 (Jul-2008) 620-639 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
Appliances/professional development
Purpose of loan:
This loan will be used to....purchase a washer, dryer, and lawn mower. The balance of the loan will be used for professional development; I will be attending workshops and beginning doctoral work in music education this summer.

My financial situation:
I am a good candidate for this loan because...I have had three loans with Prosper in the past and have paid all on time and without penalty. I have never defaulted on a loan and I take my obligations very seriously. I have moved closer to my work and need appliances for my new home. My current debt totals $8600 ($600 balance on my credit card and $8000 in student loans) and wish to incur this debt only to prevent paying higher interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	21%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,554	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	the-exchange-kingdom	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEPT CONSOLIDATION
Purpose of loan:PAYOFF CREDIT CARDS FOR ONE PAYMENT
This loan will be used to...PAYOFF DEPT

My financial situation: FIRST FINANCIAL
I am a good candidate for this loan because...I HAVE A GREAT CAREER IN LAW ENFORCEMENT AND I PAY MY BILLS ON TIME

Monthly net income: $5600
Monthly expenses: $
Housing: $1323
Insurance: $234
Car expenses: $336
Utilities: $150
Phone, cable, internet: $
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $140
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$344.16

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1978	Debt/Income ratio:	12%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	17y 3m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cash-corps6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improement loan, New Windows
Purpose of loan: New Windows
This loan will be used to... Pay Siding unlimited for new Polar seal windows

My financial situation: Good
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1994	Debt/Income ratio:	17%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 6	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,182	Stated income:	$100,000+
Delinquencies in last 7y:	36	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	courageous-gain0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: Debt Consolidation / Home Improvements
This loan will be used to...Pay off Credit Careds

My financial situation:
I am a good candidate for this loan because... I have a good credit and stable income

Monthly net income: $8.500
Monthly expenses: $3500
Housing: $1700
Insurance: $300
Car expenses: $300
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$74.83

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1990	Debt/Income ratio:	72%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,495	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	contract-fiesta	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$143.08

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1993	Debt/Income ratio:	12%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	7y 5m
Amount delinquent:	$276	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,213	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	phenomenal-generosity9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	680-699 (May-2011)
Principal balance:	$3,568.20	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Small Business Start Up
Purpose of loan:
This loan will be used to...start a part-time small business opportunity in handmade jewelry. Need seed money to invest in materials and marketing.

My financial situation: I have steady employment and recently received a propomotion that will allow me the time frame and funds to start this part-time venture.
I am a good candidate for this loan because...I have recently been able to pay off some outstanding debts and looking to receive a very generous commission at the end of May 2012. This will allow me to pay back the loan faster than originally planned.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$145.82

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1997	Debt/Income ratio:	21%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,744	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	dignified-duty2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected bills
Purpose of loan:
This loan will be used to pay off recent expensive auto repairs and medical costs

My financial situation:
I am a good candidate for this loan because I am a full time employee and have been for many years. Although quite high, the recent repairs and costs are very unusual and will be easily paid through this short term loan option

Monthly net income: $ 4000
Monthly expenses: $ 3300
Housing: $ 1800
Insurance: $ 200
Car expenses: $ 100
Utilities: $ 200
Phone, cable, internet: $ 150
Food, entertainment: $ 350
Clothing, household expenses: $150
Credit cards and other loans: $ 350
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,340.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,538	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$321.45

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1998	Debt/Income ratio:	7%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,401	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	luminous-point8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Cons. Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1995	Debt/Income ratio:	54%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 4	Length of status:	22y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$132	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	soulful-commitment6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-2006	Debt/Income ratio:	27%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,687	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	note-beaker7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $
Housing: $400
Insurance: $80
Car expenses: $350
Utilities: $
Phone, cable, internet: $
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$26,710	Stated income:	$100,000+
Delinquencies in last 7y:	15	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	brightest-courteous-balance	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment purchase
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$316.05

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	23y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,849	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	advocator467	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement,debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5000
Monthly expenses: $4500
Housing: $2600
Insurance: $220
Car expenses: $400
Utilities: $160
Phone, cable, internet: $120
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	2%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,140	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	payment-party6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering Debt, Family Planning
Purpose of loan:
I just moved to Los Angeles for a great new job but racked up a lot of expenses. I have two small boys and I want to start planning our financial future. I have been gainfully employed for the past 10 years in the advertising industry. I want to reduce our debt and start planning ahead.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2001	Debt/Income ratio:	28%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58,613	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	fair-diversification074	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidating
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$177.78

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1993	Debt/Income ratio:	8%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	new-bill-pie	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to... improve my home inside and out. Painting and a few minor upgrades is all I plan to do.

My financial situation:
I am a good candidate for this loan because... of my good credit and the fact that I can pay back the loan in a reasonable time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2006	Debt/Income ratio:	6%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,432	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	basis-hunter9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME IMPROVEMENT
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1989	Debt/Income ratio:	17%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	25y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,375	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	wealth-pie8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand business
Purpose of loan:
This loan will be used to...purchase van to get employees to work sites

My financial situation:
I am a good candidate for this loan because... I have been on the same job for 25 plus years, and have been in business for over 10 years.

Monthly net income: $ 5,000
Monthly expenses: $
Housing: $1,100
Insurance: $75
Car expenses: $550
Utilities: $185
Phone, cable, internet: $165
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $200
Other expenses: $175
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	8 / 8	Length of status:	32y 3m
Amount delinquent:	$11,057	Total credit lines:	26	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	16	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	diplomatic-durability4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to correctmajor termite damage to home.

My financial situation:
I am a good candidate for this loan because i have taken out minimal loans with no problem.

Monthly net income: $5400
Monthly expenses: $2500
Housing: $1400
Insurance: $214
Car expenses: $50
Utilities: $140
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$225.84

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2008	Debt/Income ratio:	4%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$815	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	drekko	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving into a new apartment
Purpose of loan:
I will be using this loan to put down a deposit on a new apartment as well as first month's rent and furniture for the apartment

My financial situation:
I am a good candidate for this loan because I have never skipped on a credit card payment before. I am taking this loan to provide better leverage for myself financially to improve my place of residence. I am employed and can easily make the monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$68.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2003	Debt/Income ratio:	16%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,493	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	balance-builder2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation
Purpose of loan: buying a new car
This loan will be used to... pay off debt

My financial situation: Chase
I am a good candidate for this loan because... I pay on time

Monthly net income: $2500
Monthly expenses: $1100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$177.78

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	780-799 (Mar-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,008	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	blooming-rupee5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Maintaining Sole Proprietorship
Purpose of loan:
This loan will be used to obtain a DBA/ Business license and to purchase basic office materials for managing a sole proprietorship from home.

My financial situation:
Other household income sources cover the major expenses, leaving my income available to pay any expenses, bills, or debts of my own. Other than a car payment and a few bills, my current financial obligations are minimal.

Monthly net income: $3,032.16
Monthly expenses: $1,270.00
Housing: $0.00
Insurance: $100.00
Car expenses: $570.00
Utilities: $0.00
Phone, cable, internet: $0.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $300.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1973	Debt/Income ratio:	30%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$102,098	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	wampum-acrobat6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME IMPROVEMENT
Purpose of loan:
This loan will be used to...REPAIR A/C UNIT

My financial situation:
I am a good candidate for this loan because...I HAVE BEEN EMPLOYED ALL MY LIFE WITH A GOOD CREDIT SCORE AND I PAY MY BILLS EARLY.

Monthly net income: $2800
Monthly expenses: $
Housing: $500
Insurance: $100
Car expenses: $OWN
Utilities: $150-200
Phone, cable, internet: $50
Food, entertainment: $50
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 22.46%	Monthly payment:	$200.89

Lender servicing fee:	1.00%	Effective Yield*:	17.33%
		Estimated return*:	10.83%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1991	Debt/Income ratio:	36%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,597	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	commanding-loan1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$18,500.00	< 31 days late:	0 ( 0% )	740-759 (May-2011) 720-739 (Oct-2010)
Principal balance:	$12,020.69	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt consolidation loan
Purpose of loan: Consolidate debt
This loan will be used to pay off prior business debt and consolidate

My financial situation: Good
I am a good candidate for this loan because I have good credit and reliable income

Monthly net income: $7500
Monthly expenses: $see below
Housing: $880
Insurance: $paid
Car expenses: $ no payment- just gas
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $550
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2008	Debt/Income ratio:	23%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,105	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	independent-money	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase an auto
Purpose of loan: purchase an auto
This loan will be used to... Purchase an auto

My financial situation:
I am a good candidate for this loan because... I am very responsable and very honest. Really want to buy an auto so i can get a better job.

Monthly net income: $ 1,800
Monthly expenses: $ 758.00
Housing: $ 500.00
Insurance: $
Car expenses: $
Utilities: $ 60.00
Phone, cable, internet: $ 97.00
Food, entertainment: $ 50.00
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 556686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 22.46%	Monthly payment:	$255.67

Lender servicing fee:	1.00%	Effective Yield*:	17.33%
		Estimated return*:	10.83%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	tuyenvo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	81 ( 95% )	660-679 (Latest)
Principal borrowed:	$39,000.00	< 31 days late:	4 ( 5% )	680-699 (Nov-2010) 680-699 (Sep-2010) 680-699 (Oct-2009) 660-679 (Jan-2008)
Principal balance:	$2,659.03	31+ days late:	0 ( 0% )
Total payments billed:	85
Description
Consolidating loans for lower APR
I'm a long time Propser borrower with a few loans completed and paid in full with no delinquencies. My last loan was at 23% and I'm looking to get another loan at a lower rate to consolidate my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 564304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$483.94

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1982	Debt/Income ratio:	16%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	21y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,277	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	flexible-yield024	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 567028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2007	Debt/Income ratio:	11%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	exact-affluence9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay hospital for apendix removal
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 567192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$299.31

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2006	Debt/Income ratio:	32%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,340	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	integrity-drum1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Two Credit Cards/Wedding
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 567532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2001	Debt/Income ratio:	13%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	repayment-buffalo4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$68.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1996	Debt/Income ratio:	16%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$273	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	Magikfingers	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 94% )	680-699 (Latest)
Principal borrowed:	$2,600.00	< 31 days late:	2 ( 6% )	620-639 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
New Floors
Purpose of loan: To put new floors into my kitchen and dining room.
This loan will be used to pay for floors and installation. The material and supplies for the floors will be around $900 and the installation another $600. I might have borrowed less but the minimum for a prosper loan is $2,000

My financial situation:
I am a good candidate for this loan because I have ample disposable income and have had a prosper loan in the past that is now fully paid.

Monthly net income: $1800
Monthly expenses: $450
Phone, cable, internet: $60
Child Care: $240

The mortgage, food, utilities and everything else is paid for by my husband. I only pay for what is shown above, the rest of my income goes to vacations, entertainment, new floors!, etc...

Thanks for considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$204.15

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	17%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	0y 6m
Amount delinquent:	$584	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,040	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	fairness-vinyl5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: credit card payment
This loan will be used to...payoff entire amounts

My financial situation:
I am a good candidate for this loan because... I am full time and i am contracted for the next three years with the state of new jersey division of youth and family services

Monthly net income: $2600
Monthly expenses: $
Housing: $700
Insurance: $69
Car expenses: $200
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$230.75

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1989	Debt/Income ratio:	7%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,567	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	nourishing-social0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation home improvement
Purpose of loan:
This loan will be used to...consolidate bills and home improvement

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	28y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$1,528	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	transaction-nexus3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business inventory
Purpose of loan:
This loan will be used to...
Purchase inventory
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5066
Monthly expenses: $ 4401 listed below
Housing: $1767
Insurance: $101
Car expenses: $544
Utilities: $297
Phone, cable, internet: $131
Food, entertainment: $630
Clothing, household expenses: $56
Credit cards and other loans: $825
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$105.55

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	8%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$575	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	brightest-sensible-nickel	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to pay of collection agency on credit report, utility bills, and auto repairs.

My financial situation: Fair
I am a good candidate for this loan because it will help me to catch up on utility bills, and repair my credit report by paying of collection agency on my report, also to begin saving for a down payment to purchase home by June 2013.

Monthly net income: $2000.04 from employer Duke University + $1670.84 from Veterans Disability Compensation = $3670.88
Monthly expenses: $150.00
Housing: $640.00
Insurance: $310.00
Car expenses: $80.00
Utilities: $65.00
Phone, cable, internet: $165.00
Food, entertainment: $75.00
Clothing, household expenses: $125.00
Credit cards and other loans: $400.00
Other expenses: $75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$291.64

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1999	Debt/Income ratio:	20%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,301	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	social-casserole7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...I pay my bills on time.

Monthly net income: $4500
Monthly expenses: $3070
Housing: $1270
Insurance: $100
Car expenses: $400
Utilities: $250
Phone, cable, internet: $50
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1989	Debt/Income ratio:	17%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	accruer387	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
Expand a private research company of which I am a board member. Individuals from the general community volunteer to participate in a clinical trial. All participants in the research trial receive medical exams/care laboratory testing and diagnostic exams AT NO CHARGE and RECEIVE MONETARY REIMBURSEMENT. Expansion of our company will assist individuals in need of health care regardless of their financial situation.

My financial situation:
I am financially sound, without any negative activity on my report. I have been in business over 30yrs. My debt/ income ratio is very good. I do not have a morgage payment, my monthly expenses are minimal,

Monthly net income: $ 8,500
Monthly expenses: $ 2089.66
Housing: $ 0
Insurance: $ 91.66
Car expenses: $80.00
Utilities: $300.00
Phone, cable, internet: $105.00
Food, entertainment: $400.00
Clothing, household expenses: $ 900.00
Credit cards and other loans: $ 213.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1992	Debt/Income ratio:	31%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,645	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	green-social-karate	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase feed do to extended drouth
Purpose of loan: Feed Purchase
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have more than one source of income.

Monthly net income: $3739.98
Monthly expenses: $
Housing: $1840.00
Insurance: $375.00
Car expenses: $515.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2009	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	28y 10m
Amount delinquent:	$0	Total credit lines:	15	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,247
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	intelligent-funds743	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME IMPROVEMET
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$74.83

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1995	Debt/Income ratio:	34%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,228	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	fulfilling-wampum3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical and Dental
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$245.16

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1976	Debt/Income ratio:	16%
Credit score:	840-859 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,875	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	investment-tamer772	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house hold expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1989	Debt/Income ratio:	1%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Executive
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	listing-lyrics8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF MEDICAL BILLS
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$256.39

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1988	Debt/Income ratio:	10%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,057	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	treasure-pilot967	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
major pircase
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	9.90%
Term:	60 months

Lender yield:	26.05%	Borrower rate/APR:	27.05% / 29.68%	Monthly payment:	$366.78

Lender servicing fee:	1.00%	Effective Yield*:	25.40%
		Estimated return*:	15.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1997	Debt/Income ratio:	19%
Credit score:	620-639 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,839	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	goldhelmet	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	25 ( 69% )	620-639 (Latest)
Principal borrowed:	$12,999.00	< 31 days late:	6 ( 17% )	620-639 (Mar-2011) 520-539 (Oct-2008) 560-579 (Nov-2007) 520-539 (May-2007)
Principal balance:	$2,987.29	31+ days late:	5 ( 14% )
Total payments billed:	36
Description
Consolidation Loan
Purpose of loan: debt consolidation
This loan will be used to...
consolidate debt and buy new computer
My financial situation: very good and stable
I am a good candidate for this loan because...
I have a good history with Prosper and have the income to easily make this mothly payment after all my debt is paid in full (including my current Prosper loan with a 3K balance)

Monthly net income: $2500
Monthly expenses: $1953
Housing: $525
Insurance: $0
Car expenses: $0
Utilities: $110
Phone, cable, internet: $210
Food, entertainment: $450
Clothing, household expenses: $30
Credit cards and other loans: $536
Other expenses: $92 (bus pass)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$276.54

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1980	Debt/Income ratio:	18%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	0y 5m
Amount delinquent:	$94	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$475	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	allotment115	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improve,improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.65%
Term:	12 months

Lender yield:	8.58%	Borrower rate/APR:	9.58% / 17.26%	Monthly payment:	$175.44

Lender servicing fee:	1.00%	Effective Yield*:	8.45%
		Estimated return*:	2.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1979	Debt/Income ratio:	18%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,024	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	unafraid-money2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car fixed, pay bills.
Purpose of loan:
This loan will be used to...
Taking care of personal buisness
My financial situation:
I am a good candidate for this loan because...
I pay my bills on time

Monthly net income: $3146.18
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1978	Debt/Income ratio:	15%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,777	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	kindness-aurora	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: pay off other debt
This loan will be used to...pay off other debt

My financial situation: good
I am a good candidate for this loan because...reliable finanacially stable

Monthly net income: $5950
Monthly expenses: $---
Housing: $750.00
Insurance: $82.oo
Car expenses: $200
Utilities: $50.00
Phone, cable, internet: $170.00
Food, entertainment: $150-200
Clothing, household expenses: $-
Credit cards and other loans: $3500
Other expenses: $-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$172.08

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1998	Debt/Income ratio:	17%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,393	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	wonderous-gain8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding expenses
Purpose of loan: Getting married November 24th 2012 (Wedding expenses
This loan will be used to...Help pay for a wedding and car repairs

My financial situation:
I am a good candidate for this loan because...Have a good head on my shoulders and work is stable

Monthly net income: $2100
Monthly expenses:
Housing: $200
Insurance: $0
Car expenses: $0
Utilities: $50
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$291.64

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1999	Debt/Income ratio:	16%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,438	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	brightest-fairness-trapper	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I am a good candidate become I have good credit, a healthy salary and would like to consolidate some debt

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$225.84

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1997	Debt/Income ratio:	14%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,898	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	heartpounding-social8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy house
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	6.50%
Term:	60 months

Lender yield:	21.93%	Borrower rate/APR:	22.93% / 25.45%	Monthly payment:	$394.10

Lender servicing fee:	1.00%	Effective Yield*:	21.41%
		Estimated return*:	14.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1994	Debt/Income ratio:	24%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,563	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	Denverbound	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	49 ( 100% )	720-739 (Latest)
Principal borrowed:	$11,750.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2009) 660-679 (Sep-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Water Pipe. Dental Work and Taxes
Purpose of loan: Water line, taxes, and dental work

Loan will be used to..Main water line has cracked-4200 Relocated to TX after job loss last year. Tax on early distribution- 2600. Bone loss in my jaw requires surgery-3600.

I own a home in Denver (rented for more than mortgage) and rent in Dallas

My financial situation: 2011 Gross (incl 401k dist. due to job loss) - $90247.00 Expected 2012 Gross -72000 salary/$13200 rental payments =85200 not including optional quarterly bonus of $2500.

I am good candidate because...2 previous Prosper loans were paid as agreed
Monthly net income: $ 5232
Monthly expenses: $4093
Housing: $ 1325.(rent) $993 (mortgage)
Insurance: $ 160
Car expenses: $450
Utilities: $125
Phone, cable, internet: $90
Food, entertainment: $ 200
Clothing, household expenses: $150
Credit cards and other loans: $600
Other expenses: Help sister with bills occassionally
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$349.97

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1996	Debt/Income ratio:	52%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,354	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	loyalty-ruler523	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement and debt con.
Purpose of loan:
This loan will be used to...consolidate debt and home improvements

My financial situation: 30,000 a year and pay off 5,000.00 in debt and do some home improvements
I am a good candidate for this loan because...with consolidating I will be-able to pay off sooner

Monthly net income: $2,000.00
Monthly expenses: $1,400.00
Housing: $0
Insurance: $250.00 every 6 months
Car expenses: $0
Utilities: $350.00
Phone, cable, internet: $120.00
Food, entertainment: $100.00
Clothing, household expenses: $50.00
Credit cards and other loans: $9,000.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$292.54

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1992	Debt/Income ratio:	35%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	16y 11m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,864	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	kind-balanced-leverage	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Free a Slave from Old Debt
Purpose of loan:
This loan will be used to round up some old debt that needs to be paid off.

My financial situation:
I am a good candidate for this loan because I have a good, stable job - the same one since 1995 - and have even added a second job to be able to help pay off my debt sooner.

I believe in paying my debts and have worked on this for years - am now nearing the light at the end of the tunnel. This loan will help round up some scattered remaining debt and help me to better concentrate on one payment.

Monthly net income: $ 5416
Monthly expenses: $
Housing: $0.00
Insurance: $145.38
Car expenses: $367.87
Utilities: $150
Phone, cable, internet: $20
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1991	Debt/Income ratio:	51%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	27y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,630	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	note-bee4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$222.57

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-2003	Debt/Income ratio:	6%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$332	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	income-attraction9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (Jun-2011)
Principal balance:	$3,873.41	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Loan Consolidation
Purpose of loan:
This loan will be used to pay off an existing loan with an interest rate of 17%.

My financial situation:
I am a good candidate for this loan because I made $140k last year from my job in financial services and will continue to earn more (I started at $65K 5 years ago). I own a condo in NYC and have been current on the mortgage since its inception in 2007. I currently owe roughly $6k on a loan from lending club at 16.99% that I took out a year ago to pay veterinary expenses, however I have no credit card or any other debt. I am requesting this loan simply to save 8% on interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$149.65

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1991	Debt/Income ratio:	18%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$7,752	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	commitment-chemistry	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$224.48

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1983	Debt/Income ratio:	10%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	4y 7m
Amount delinquent:	$274	Total credit lines:	6	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$345	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	orderly-return60	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,200.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,240	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$135.83

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	12 / 10	Length of status:	3y 6m
Amount delinquent:	$127	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,790	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	103%
		Homeownership:	No
Screen name:	iluvlife2day	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	620-639 (Latest)
Principal borrowed:	$2,100.00	< 31 days late:	1 ( 3% )	720-739 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Consolidate debt after birth
Purpose of loan:
This loan will be used to consolidate a few credit cards into one low monthly payment

My financial situation:
I am a good candidate for this loan because I can make the monthly payments on all my debt cards but it would just be easier to make one monthly payment. I am a new mom so the bill payments I need to send out each month is time consuming.

Monthly net income: $1000 (small business and Edward Jones)
Monthly expenses: $430
Housing: $0 (husband covers housing)
Insurance: $0 (husband covers insurance)
Car expenses: $80 ($20/week)
Utilities: $0 (husband covers utilities)
Phone, cable, internet: $50 (my cell phone)
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $0 (all other expenses are covered by my husband who works full time)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$364.55

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1998	Debt/Income ratio:	11%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,421	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	benjamins-trooper1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate and Rebuild
Purpose of loan: Consolidate credit card debt to eliminate multiple interest rates/finanace fees in order to improve my financial health and possibly put a small downpayment on a used car.
This loan will be used to consolidate all balances into one payment and if possible place a small downpayment on a car to replace my 15-year old one.

My financial situation is good. Have great job just need to focus on saving for the future.
I am a good candidate for this loan because I intend to use the funds in a smart manner in order to improve my overall financial health and possibly replace a car that is starting to cost me more money to repair.

Monthly net income: $3800
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	arookie79	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate current loans into a lower monthly payment.

My financial situation:
I am a good candidate for this loan because the loans I will consolidate have a higher monthly payment than the loan I am looking to receive and I am current and have not missed payment on these loans.

Monthly net income: Personal $2900 Household $4000-$4500
Monthly expenses: $3290
Housing: $1230
Insurance: $279
Car expenses:
Utilities: $30
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $33370 $1101 per month
Loan 1 $6600 $282 per month
Loan 2 $3100 $238 per month
Loan 3 $10000 $252 per month
Car Loan $12000 $279 per month
Credit Card 1 $170 $25 per month
Credit Card 2 $ 1500 $25 per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	12.96%	Borrower rate/APR:	13.96% / 15.78%	Monthly payment:	$581.19

Lender servicing fee:	1.00%	Effective Yield*:	12.91%
		Estimated return*:	9.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1987	Debt/Income ratio:	20%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	21y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,655	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	fairness-mastery4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidtion
Purpose of loan:
This loan will be used to...consolidate debt in order to get ready for retirement and begin a tutoring business.

My financial situation:
I am a good candidate for this loan because...I have an A rating and a guaranteed retirement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$169.78

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,303	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	the-efficient-yield3	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2011)
Principal balance:	$987.18	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Consolidation
No description is available.
Information in the Description is not verified.